UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22376

PIMCO Equity Series VIT

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

PIMCO Equity Series VIT

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Adam T. Teufel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

●	PIMCO StocksPLUS® Global Portfolio

PIMCO EQUITY SERIES VIT®

Semiannual Report

June 30, 2021

PIMCO StocksPLUS® Global Portfolio

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from the insurance company that offers your contract unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series VIT (the “Trust”) prospectus for the Portfolio. The variable product prospectus may be obtained by contacting your Investment Consultant.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Equity Series VIT Semiannual Report, which covers the six-month reporting period ended June 30, 2021. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic (“COVID-19”). Looking back, fourth quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was 4.3%. The economy gained momentum during the first quarter of 2021 as GDP growth in the U.S. was 6.3%. Finally, the Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was 6.5%.

Despite improving economic data and inflationary concerns, the Federal Reserve (the “Fed”) maintained its accommodative monetary policy. This included keeping the federal funds rate at an all-time low of a range between 0.00% and 0.25%, as well as continuing to purchase at least $80 billion a month of Treasury securities and $40 billion a month of agency mortgage-backed securities. However, at its June 2021 meeting, the Fed pushed forward its forecast for the first rate hikes. The central bank now expects two interest rate increases by the end of 2023, compared to 2024 in its March 2021 update. In addition, while Fed Chair Jerome Powell said it would begin discussing a scaling back of bond purchases, he maintained his view on inflation, saying, “As these transitory supply effects abate, inflation is expected to drop back toward our longer-run goal.” He also said that any discussion of raising rates was “highly premature.”

Economies outside the U.S. also continued to be impacted by COVID-19. In its April 2021 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.4% in 2021, compared to a 3.5% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

Central banks outside the U.S. also maintained their aggressive actions to support their economies. The European Central Bank (the “ECB”) kept rates at an all-time low. It also continued to purchase bonds and, in June 2021, vowed to increase its purchases at a significantly higher pace than earlier in the year. Finally, in July 2021, after the reporting period ended, the ECB announced its first strategy review since 2003, which included a 2% inflation target over the medium term, versus its previous target for inflation that was below but close to 2%. Elsewhere, the Bank of England held its key lending rate at a record low of 0.10% and continued its bond buying program. In June 2021, the central bank said it did not expect to raise rates until there was clear evidence that significant progress was being made in eliminating spare capacity and achieving its 2% inflation target. Finally, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds. In June 2021, it extended the September deadline for its COVID-19-relief program by at least six months.

Both short- and long-term U.S. Treasury yields moved higher, albeit from very low levels, during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.45% at the end of the reporting period, versus 0.93% on December 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -2.02%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -1.04%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced mixed returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 3.65%, whereas

2	PIMCO EQUITY SERIES VIT

emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -1.00%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -3.38%.

Despite periods of volatility, global equities produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.25%, fueled, in our view, by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 13.05%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 7.45%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 5.74% and European equities, as represented by the MSCI Europe Index, returned 15.35%.

Commodity prices were volatile but generally produced positive results. When the reporting period began, Brent crude oil was approximately $51 a barrel, but ended the reporting period at roughly $75 a barrel. We believe oil prices rallied as producers reduced their output and then demand increased as global growth improved. Elsewhere, copper prices moved sharply higher, whereas gold prices declined.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar strengthened against several other major currencies. For example, the U.S. dollar returned 2.93% and 7.07% versus the euro and Japanese yen, respectively. However, the U.S. dollar returned -1.18% versus the British pound.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Equity Series VIT

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	JUNE 30, 2021	3

Important Information About the PIMCO StocksPLUS® Global Portfolio

PIMCO Equity Series VIT (the “Trust”) is an open-end management investment company that includes the PIMCO StocksPLUS® Global Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in both fixed income instruments and equity securities. We believe that such a portfolio has an important role to play in a well-diversified investment portfolio. Among other things, equity securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred stocks, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of certain funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO EQUITY SERIES VIT

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (benchmark index). The benchmark indexes do not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO StocksPLUS® Global Portfolio	04/14/10	04/14/10	—	04/14/10	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio,

SEMIANNUAL REPORT	|	JUNE 30, 2021	5

Important Information About the PIMCO StocksPLUS® Global Portfolio	(Cont.)

on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objectives, policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Portfolio is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Portfolio is uncertain at this time.

6	PIMCO EQUITY SERIES VIT

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SEMIANNUAL REPORT	|	JUNE 30, 2021	7

PIMCO StocksPLUS® Global Portfolio

Cumulative Returns Through June 30, 2021

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Global Portfolio (the “Portfolio”) seeks total return which exceeds that of its secondary benchmark index, the 50% S&P 500 Index/50% MSCI EAFE Net Dividend Index (USD Unhedged), consistent with prudent investment management by investing under normal circumstances in S&P 500 Index derivatives and MSCI Europe Australasia Far East (“MSCI EAFE”) Net Dividend Index (USD Unhedged) derivatives, backed by a portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio may invest in common stocks, options, futures, options on futures and swaps. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Average Annual Total Return for the period ended June 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Portfolio Inception (04/14/2010)
PIMCO StocksPLUS® Global Portfolio Institutional Class	12.56%	37.63%	13.84%	7.95%	7.83%
PIMCO StocksPLUS® Global Portfolio Advisor Class	12.57%	37.26%	13.56%	7.69%	7.56%
MSCI World Index±	13.05%	39.04%	14.83%	10.65%	10.41%
50% MSCI EAFE Index/50% S&P 500 Index±±	12.03%	36.61%	13.98%	10.36%	10.15%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/ or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices.

±± The benchmark is a blend of 50% MSCI EAFE Index/50% S&P 500 Index. MSCI EAFE Index is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a unhedged basis. It is not possible to invest directly in the index. S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, was 0.66% for Institutional Class shares and 0.91% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

8	PIMCO EQUITY SERIES VIT

Geographic Breakdown as of June 30, 2021†§

Short-Term Instruments‡	75.6%
United States	8.8%
Cayman Islands	5.1%
United Kingdom	4.1%
Japan	2.6%
Other	3.8%

†  % of Investments, at value.

§ Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments, if any.

‡ Includes Central Funds Used for Cash Management Purposes.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Portfolio’s exposure to equity index derivatives linked to the S&P 500 Index contributed to absolute performance, as the S&P 500 Index returned 15.25%.

»	The Portfolio’s exposure to equity index derivatives linked to the MSCI EAFE Index contributed to absolute performance as the MSCI EAFE Index returned 8.83%.

»	The Portfolio’s bond alpha added to returns. Highlights about the drivers of performance include the following:

»	Exposure to U.S. inflation contributed to performance, as inflation expectations increased.

»	Holdings of investment grade corporate credit contributed to performance, as spreads tightened.

»	U.S. interest rate positioning detracted from performance, as yields broadly rose.

SEMIANNUAL REPORT	|	JUNE 30, 2021	9

Expense Example	PIMCO StocksPLUS® Global Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2021 to June 30, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,125.60	$3.21	$1,000.00	$1,021.36	$3.06	0.62%
Advisor Class	1,000.00	1,125.70	4.51	1,000.00	1,020.14	4.29	0.87

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 178/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

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SEMIANNUAL REPORT	|	JUNE 30, 2021	11

Financial Highlights	PIMCO StocksPLUS® Global Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total	Net Asset Value End of Year or Period(a)
Institutional Class

01/01/2021 - 06/30/2021+	$9.01	$(0.00)	$1.14	$1.14	$(0.02)	$(0.96)	$(0.98)	$9.17

12/31/2020	8.95	0.06	0.91	0.97	(0.11)	(0.80)	(0.91)	9.01

12/31/2019	7.12	0.17	1.80	1.97	(0.14)	0.00	(0.14)	8.95

12/31/2018	9.65	0.17	(1.13)	(0.96)	(0.16)	(1.41)	(1.57)	7.12

12/31/2017	8.09	0.08	1.79	1.87	(0.31)	0.00	(0.31)	9.65

12/31/2016	9.52	0.19	0.57	0.76	(0.50)	(1.69)	(2.19)	8.09
Advisor Class

01/01/2021 - 06/30/2021+	8.85	(0.01)	1.13	1.12	(0.01)	(0.96)	(0.97)	9.00

12/31/2020	8.82	0.04	0.88	0.92	(0.09)	(0.80)	(0.89)	8.85

12/31/2019	7.02	0.14	1.78	1.92	(0.12)	0.00	(0.12)	8.82

12/31/2018	9.53	0.15	(1.12)	(0.97)	(0.13)	(1.41)	(1.54)	7.02

12/31/2017	8.01	0.05	1.76	1.81	(0.29)	0.00	(0.29)	9.53

12/31/2016	9.44	0.17	0.55	0.72	(0.46)	(1.69)	(2.15)	8.01

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organization expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Effective October 21, 2016, the Portfolio’s Investment advisory fee was decreased by 0.39% to an annual rate of 0.30% and the Portfolio’s supervisory and administrative fee was decreased by 0.04% to an annual rate of 0.31%.

12	PIMCO EQUITY SERIES VIT	See Accompanying Notes

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expense and Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

12.56%	$40,505	0.62	%*	0.65	%*	0.62	%*	0.65	%*	(0.07	)%*	39%

13.47	37,519	0.62		0.66		0.62		0.66		0.79		7

27.86	36,643	0.62		0.64		0.62		0.64		2.04		26

(10.60)	33,195	0.63		0.66		0.62		0.65		1.82		44

23.47	42,627	0.62		0.64		0.62		0.64		0.87		28

7.99	38,440	0.84	(d)	1.00	(d)	0.84	(d)	1.00	(d)	2.08		130

12.57	215,785	0.87	*	0.90	*	0.87	*	0.90	*	(0.32	)*	39

13.03	209,808	0.87		0.91		0.87		0.91		0.55		7

27.53	224,521	0.87		0.89		0.87		0.89		1.79		26

(10.74)	202,080	0.88		0.91		0.87		0.90		1.57		44

22.99	269,648	0.87		0.89		0.87		0.89		0.62		28

7.67	258,741	1.09	(d)	1.25	(d)	1.09	(d)	1.25	(d)	1.85		130

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	13

Statement of Assets and Liabilities PIMCO StocksPLUS® Global Portfolio	June 30, 2021 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$188,513
Investments in Affiliates	65,866
Financial Derivative Instruments
Exchange-traded or centrally cleared	274
Over the counter	405
Cash	1,132
Deposits with counterparty	1,936
Foreign currency, at value	822
Receivable for investments sold	5
Interest and/or dividends receivable	611
Dividends receivable from Affiliates	14
Total Assets	259,578

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$1,049
Over the counter	75
Payable for investments purchased	1,815
Payable for investments in Affiliates purchased	14
Payable for Portfolio shares redeemed	162
Accrued investment advisory fees	63
Accrued supervisory and administrative fees	65
Accrued distribution fees	44
Accrued reimbursement to PIMCO	1
Total Liabilities	3,288

Net Assets	$256,290

Net Assets Consist of:

Paid in capital	$224,525
Distributable earnings (accumulated loss)	31,765

Net Assets	$256,290

Net Assets:

Institutional Class	$40,505
Advisor Class	215,785

Shares Issued and Outstanding:

Institutional Class	4,416
Advisor Class	23,975

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.17
Advisor Class	9.00

Cost of investments in securities	$187,346
Cost of investments in Affiliates	$65,747
Cost of foreign currency held	$824
Cost or premiums of financial derivative instruments, net	$689

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

14	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Statement of Operations	PIMCO StocksPLUS® Global Portfolio

Six Months Ended June 30, 2021 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$605
Dividends from Investments in Affiliates	73
Total Income	678

Expenses:

Investment advisory fees	371
Supervisory and administrative fees	383
Distribution and/or servicing fees - Advisor Class	261
Trustee fees	40
Interest expense	2
Miscellaneous expense	10
Total Expenses	1,067
Waiver and/or Reimbursement by PIMCO	(40)
Net Expenses	1,027

Net Investment Income (Loss)	(349)

Net Realized Gain (Loss):

Investments in securities	1,609
Investments in Affiliates	1
Exchange-traded or centrally cleared financial derivative instruments	36,019
Over the counter financial derivative instruments	49
Foreign currency	(6)

Net Realized Gain (Loss)	37,672

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(1,687)
Investments in Affiliates	(6)
Exchange-traded or centrally cleared financial derivative instruments	(6,256)
Over the counter financial derivative instruments	543
Foreign currency assets and liabilities	(12)

Net Change in Unrealized Appreciation (Depreciation)	(7,418)

Net Increase (Decrease) in Net Assets Resulting from Operations	$29,905

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	15

Statements of Changes in Net Assets	PIMCO StocksPLUS® Global Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$(349)	$1,344
Net realized gain (loss)	37,672	23,365
Net change in unrealized appreciation (depreciation)	(7,418)	1,962

Net Increase (Decrease) in Net Assets Resulting from Operations	29,905	26,671

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(3,916)	(3,589)
Advisor Class	(21,165)	(21,012)

Total Distributions(a)	(25,081)	(24,601)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	4,139	(15,907)

Total Increase (Decrease) in Net Assets	8,963	(13,837)

Net Assets:

Beginning of period	247,327	261,164
End of period	$256,290	$247,327

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

16	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Schedule of Investments	PIMCO StocksPLUS® Global Portfolio	June 30, 2021 (Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 73.6%

ASSET-BACKED SECURITIES 9.6%

CAYMAN ISLANDS 5.0%

Arbor Realty Collateralized Loan Obligation Ltd.
1.200% due 05/15/2036 •		$100	$100

Arbor Realty Commercial Real Estate Notes Ltd.
1.043% due 12/15/2035 •		1,200	1,201

Arch Street CLO Ltd.
1.188% due 10/20/2028 •		2,000	2,001

Assurant CLO Ltd.
1.141% due 10/20/2031 •		1,300	1,300

Benefit Street Partners CLO Ltd.
1.030% due 01/17/2032 •		500	500

BSPRT Issuer Ltd.
1.123% due 03/15/2028 •		117	118
1.173% due 03/15/2036 •		1,900	1,900

Carlyle Global Market Strategies CLO Ltd.
0.000% due 08/14/2030 •(a)		1,200	1,200

Gallatin CLO Ltd.
1.236% due 01/21/2028 •		833	833

Halcyon Loan Advisors Funding Ltd.
1.108% due 04/20/2027 •		112	113

Jamestown CLO Ltd.
1.410% due 01/17/2027 •		54	54

LCM LP
0.000% due 04/20/2031 •		600	600

OZLM Funding Ltd.
1.154% due 07/22/2029 •		250	250

Palmer Square Loan Funding Ltd.
0.000% due 07/20/2029 •(a)		400	400

Sound Point CLO Ltd.
1.238% due 10/20/2028 •		469	469

STWD Ltd.
1.283% due 04/18/2038 •		1,000	1,002

Venture CLO Ltd.
1.064% due 07/15/2027 •		556	556
1.223% due 04/20/2032 •		250	250

Total Cayman Islands			12,847

IRELAND 1.0%

Accunia European CLO BV
0.950% due 07/15/2030 •	EUR	400	475

BlueMountain Fuji EUR CLO DAC
0.720% due 01/15/2031 •		450	533

Palmer Square European Loan Funding DAC
1.150% due 01/15/2030 •		1,030	1,225

Toro European CLO DAC
0.920% due 07/15/2030 •		250	297

Total Ireland			2,530

UNITED STATES 3.6%

Avant Loans Funding Trust
1.210% due 07/15/2030		$700	700

CIT Mortgage Loan Trust
1.442% due 10/25/2037 •		231	234

College Avenue Student Loans LLC
0.000% due 06/25/2052 •		1,600	1,611

Encina Equipment Finance LLC
0.500% due 09/15/2025		349	349
0.740% due 12/15/2026		150	150

FREED ABS Trust
0.680% due 06/19/2028		741	742

Hertz Vehicle Financing LLC
1.210% due 12/26/2025		1,000	1,000

SLC Student Loan Trust
1.022% due 11/25/2042 •		594	597

SMB Private Education Loan Trust
1.310% due 07/17/2051		800	798

SoFi Professional Loan Program LLC
1.042% due 01/25/2039 •		18	18
1.192% due 10/27/2036 •		49	49

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		$900	$930

Towd Point Mortgage Trust
2.750% due 10/25/2057 ~		747	766

Utah State Board of Regents
0.842% due 01/25/2057 •		414	412

Veros Auto Receivables Trust
0.920% due 10/15/2026		857	857

Total United States			9,213

Total Asset-Backed Securities (Cost $24,556)			24,590

CORPORATE BONDS & NOTES 5.9%

CHINA 0.4%

UTILITIES 0.4%

State Grid Overseas Investment Ltd.
3.750% due 05/02/2023		900	949

Total China			949

DENMARK 0.1%

BANKING & FINANCE 0.1%

Danske Bank A/S
1.179% (US0003M + 1.060%) due 09/12/2023 ~		400	405

Total Denmark			405

FRANCE 0.1%

BANKING & FINANCE 0.1%

Societe Generale S.A.
7.375% due 10/04/2023 •(f)(g)		200	219

Total France			219

GERMANY 0.8%

BANKING & FINANCE 0.8%

Deutsche Bank AG
4.250% due 10/14/2021		500	506
2.222% due 09/18/2024 •		400	411
3.300% due 11/16/2022		800	829
1.000% due 11/19/2025 •	EUR	200	242

			1,988

Total Germany			1,988

JAPAN 1.4%

BANKING & FINANCE 0.4%

Sumitomo Mitsui Financial Group, Inc.
1.050% (US0003M + 0.860%) due 07/19/2023 ~		$1,000	1,012

INDUSTRIALS 1.0%

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		400	417
3.522% due 09/17/2025		400	428
4.345% due 09/17/2027		200	220

Toyota Industries Corp.
3.235% due 03/16/2023		1,500	1,568

			2,633

Total Japan			3,645

JERSEY, CHANNEL ISLANDS 0.3%

INDUSTRIALS 0.3%

Heathrow Funding Ltd.
4.875% due 07/15/2023		700	701

Total Jersey, Channel Islands			701

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SWITZERLAND 0.3%

BANKING & FINANCE 0.3%

Credit Suisse Group AG
7.125% due 07/29/2022 • (f)(g)		$200	$209
3.091% due 05/14/2032 •		250	258

UBS Group AG
1.364% due 01/30/2027 •		400	397

			864

Total Switzerland			864

UNITED KINGDOM 1.4%

BANKING & FINANCE 1.2%

Barclays PLC
1.586% (US0003M + 1.430%) due 02/15/2023 ~		600	604

HSBC Holdings PLC
2.357% due 08/18/2031 •		300	301
1.750% due 07/24/2027 •	GBP	300	420
2.633% due 11/07/2025 •		$200	210

Lloyds Banking Group PLC
4.550% due 08/16/2028		400	467

Santander UK PLC
0.816% (US0003M + 0.660%) due 11/15/2021 ~		800	802

Standard Chartered PLC
7.500% due 04/02/2022 •(f)(g)		200	209

			3,013

UTILITIES 0.2%

BG Energy Capital PLC
4.000% due 10/15/2021		500	505

Total United Kingdom			3,518

UNITED STATES 1.1%

BANKING & FINANCE 0.5%

Citigroup, Inc.
1.158% (US0003M + 1.023%) due 06/01/2024 ~		400	406

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		400	411
5.596% due 01/07/2022		250	256

Nissan Motor Acceptance Corp.
2.750% due 03/09/2028		200	202

			1,275

INDUSTRIALS 0.4%

Broadcom, Inc.
3.419% due 04/15/2033		400	421

DAE Funding LLC
1.550% due 08/01/2024		200	200

Microchip Technology, Inc.
0.983% due 09/01/2024		300	299

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		25	25

			945

UTILITIES 0.2%

Pacific Gas & Electric Co.
1.531% (US0003M + 1.375%) due 11/15/2021 ~		600	601

Total United States			2,821

Total Corporate Bonds & Notes (Cost $14,811)			15,110

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	17

Schedule of Investments	PIMCO StocksPLUS® Global Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 3.8%

CAYMAN ISLANDS 0.1%

MF1 Ltd.
1.262% due 12/25/2034 •		$212	$213

Total Cayman Islands			213

UNITED KINGDOM 2.7%

Business Mortgage Finance PLC
0.000% due 08/15/2040 •	EUR	225	267

Hawksmoor Mortgages
1.099% due 05/25/2053 •	GBP	1,022	1,421

Towd Point Mortgage Funding
0.949% due 07/20/2045 •		1,812	2,514

Towd Point Mortgage Funding PLC
1.111% due 10/20/2051 •		452	629

Trinity Square PLC
0.000% due 07/15/2059 •		1,200	1,663

Uropa Securities PLC
0.286% due 10/10/2040 •		307	415

Total United Kingdom			6,909

UNITED STATES 1.0%

Countrywide Alternative Loan Trust
0.452% due 04/25/2046 •		$333	328

GS Mortgage Securities Corp. Trust
3.419% due 10/10/2032		900	924

GS Mortgage-Backed Securities Corp. Trust
1.750% due 12/25/2060 ~		762	774

MASTR Adjustable Rate Mortgages Trust
2.876% due 11/21/2034 ~		114	115

Natixis Commercial Mortgage Securities Trust
0.823% due 02/15/2033 •		170	170

TTAN
0.923% due 03/15/2038 •		400	401

Total United States			2,712

Total Non-Agency Mortgage-Backed Securities (Cost $9,308)			9,834

SOVEREIGN ISSUES 1.9%

JAPAN 1.1%

Japan Government International Bond
0.100% due 03/10/2028 (e)	JPY	312,771	2,888

Total Japan			2,888

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
QATAR 0.3%

Qatar Government International Bond
4.500% due 01/20/2022	$700	$717

Total Qatar		717

SAUDI ARABIA 0.5%

Saudi Government International Bond
2.900% due 10/22/2025	1,200	1,286

Total Saudi Arabia		1,286

Total Sovereign Issues (Cost $4,863)		4,891

U.S. GOVERNMENT AGENCIES 0.4%

UNITED STATES 0.4%

Fannie Mae
0.392% due 12/25/2045 •	317	320

Freddie Mac
0.523% due 07/15/2037 •	21	21
0.550% due 07/15/2040 •	159	161
0.603% due 10/15/2033 •	156	158
2.458% due 09/01/2037 •	260	277

Total U.S. Government Agencies (Cost $924)		937

U.S. TREASURY OBLIGATIONS 2.6%

UNITED STATES 2.6%

U.S. Treasury Inflation Protected Securities (e)
0.750% due 02/15/2045	113	140
1.000% due 02/15/2048	108	145
1.375% due 02/15/2044	229	316

U.S. Treasury Notes
1.375% due 09/30/2023	4,700	4,814
2.000% due 04/30/2024	100	105
2.875% due 09/30/2023	560	592
2.875% due 11/30/2023	480	510

Total U.S. Treasury Obligations (Cost $6,362)		6,622

SHORT-TERM INSTRUMENTS 49.4%

SHORT-TERM NOTES 7.0%

Federal Home Loan Bank
0.020% due 07/16/2021 (c)(d)	4,500	4,500
0.020% due 07/21/2021 (c)(d)	13,400	13,400

		17,900

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ISRAEL TREASURY BILLS 0.5%
0.001% due 04/06/2022 - 06/08/2022 (b)(c)	ILS	4,000	$1,227

U.S. TREASURY BILLS 36.9%
0.030% due 07/13/2021 - 12/02/2021 (a)(b)(c)(i)		$94,511	94,503

U.S. TREASURY CASH MANAGEMENT BILLS 5.0%
0.014% due 09/14/2021 - 10/05/2021 (b)(c)		12,900	12,899

Total Short-Term Instruments (Cost $126,522)			126,529

Total Investments in Securities (Cost $187,346)			188,513

		SHARES
INVESTMENTS IN AFFILIATES 25.7%

SHORT-TERM INSTRUMENTS 25.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 25.7%

PIMCO Short Asset Portfolio		1,200,575	12,032

PIMCO Short-Term Floating NAV Portfolio III		5,459,260	53,834

Total Short-Term Instruments (Cost $65,747)			65,866

Total Investments in Affiliates (Cost $65,747)			65,866

Total Investments 99.3% (Cost $253,093)			$254,379

Financial Derivative Instruments (h)(j) (0.2)% (Cost or Premiums, net $689)			(445)

Other Assets and Liabilities, net 0.9%			2,356

Net Assets 100.0%			$256,290

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

The average amount of borrowings outstanding during the period ended June 30, 2021 was $(181) at a weighted average interest rate of 0.127%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

18	PIMCO EQUITY SERIES VIT	See Accompanying Notes

June 30, 2021	(Unaudited)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 5-Year Note August 2021 Futures	$123.500	07/23/2021	40	$40	$(10)	$(9)

Total Written Options					$(10)	$(9)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index September Futures	09/2021	600	$128,658	$1,670	$201	$0
Euro-Bund 10-Year Bond September Futures	09/2021	1	205	1	1	0
Mini MSCI EAFE Index September Futures	09/2021	1,107	127,532	(3,384)	0	(984)
U.S. Treasury 5-Year Note September Futures	09/2021	297	36,659	(89)	19	0
U.S. Treasury 30-Year Bond September Futures	09/2021	12	1,929	56	8	0
U.S. Treasury Ultra Long-Term Bond September Futures	09/2021	4	771	38	4	0

				$(1,708)	$233	$(984)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 173.000 on Euro-Bund 10-Year Bond August 2021 Futures(1)	07/2021	8	$(4)	$(1)	$0	$(2)
Put Options Strike @ EUR 171.000 on Euro-Bund 10-Year Bond August 2021 Futures(1)	07/2021	8	(2)	1	1	0
U.S. Treasury 10-Year Note September Futures	09/2021	92	(12,190)	(71)	0	(21)
United Kingdom Long Gilt September Futures	09/2021	1	(177)	(2)	0	0

				$(73)	$1	$(23)

Total Futures Contracts				$(1,781)	$234	$(1,007)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Boeing Co.	1.000%	Quarterly	12/20/2022	0.675%	$ 200	$0	$1	$1	$0	$0
International Lease Finance Corp.	5.000	Quarterly	12/20/2022	0.331	600	59	(17)	42	0	0
Stellantis NV	5.000	Quarterly	06/20/2026	1.032	EUR 200	48	(1)	47	0	0
Tesco PLC	1.000	Quarterly	12/20/2027	0.875	400	0	4	4	0	0

						$107	$(13)	$94	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-34 5-Year Index	1.000%	Quarterly	12/20/2025	$	600	$(18)	$(3)	$(21)	$0	$(1)
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026		500	(18)	5	(13)	0	0
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026		2,100	195	23	218	1	0
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025		2,100	49	5	54	1	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		14,100	329	34	363	2	0
iTraxx Crossover 35 5-Year Index	5.000	Quarterly	06/20/2026	EUR	1,500	209	15	224	0	(2)
iTraxx Europe Main 34 5-Year Index	1.000	Quarterly	12/20/2025		4,500	139	8	147	0	(1)
iTraxx Europe Main 35 5-Year Index	1.000	Quarterly	06/20/2026		9,100	277	14	291	0	(1)

						$1,162	$101	$1,263	$4	$(5)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	19

Schedule of Investments	PIMCO StocksPLUS® Global Portfolio	(Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/15/2031	GBP	1,900	$(1)	$7	$6	$4	$0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/15/2051		700	23	(3)	20	0	0
Pay	3-Month CAD-Bank Bill	0.636	Semi-Annual	12/21/2023	CAD	2,000	0	(13)	(13)	0	0
Pay	3-Month CAD-Bank Bill	0.637	Semi-Annual	12/21/2023		2,400	0	(16)	(16)	0	(1)
Receive	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026	$	13,000	179	110	289	0	(8)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		3,800	(207)	23	(184)	5	0
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		6,900	(465)	7	(458)	18	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		100	(20)	14	(6)	0	(1)
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		200	(20)	26	6	0	(1)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		700	(93)	95	2	0	(4)
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		400	(40)	53	13	0	(3)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		1,200	230	(72)	158	0	(7)
Pay(6)	6-Month EUR-EURIBOR	0.000	Annual	09/15/2031	EUR	2,000	(28)	(1)	(29)	4	0
Receive(6)	6-Month EUR-EURIBOR	0.500	Annual	09/15/2051		700	(11)	5	(6)	0	(3)
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	300,000	(83)	15	(68)	0	0
Receive	CPTFEMU	1.135	Maturity	02/15/2026	EUR	3,800	0	136	136	5	0

							$(536)	$386	$(150)	$36	$(28)

Total Swap Agreements							$733	$474	$1,207	$40	$(33)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value		Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options		Futures	Swap Agreements		Total
Total Exchange-Traded or Centrally Cleared	$0	$234	$40	$274		$(9)	$(1,007)		$(33)	$(1,049)

(i)

Securities with an aggregate market value of $15,465 and cash of $1,936 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

20	PIMCO EQUITY SERIES VIT	See Accompanying Notes

June 30, 2021	(Unaudited)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	08/2021		$26	RUB	1,941	$1	$0
	09/2021		51		3,729	0	(1)

BPS	07/2021	CAD	1,159		$962	27	0
	07/2021	JPY	316,200		2,891	45	0
	08/2021		316,200		2,850	2	0

CBK	07/2021		$19	RUB	1,481	1	0
	08/2021		24		1,769	0	0
	09/2021		303	ZAR	4,150	0	(15)
	04/2022	ILS	3,100		$947	0	(8)
	06/2022		900		278	0	0

GLM	07/2021	GBP	4,955		7,005	151	0
	07/2021		$38	RUB	2,970	2	0
	08/2021		33		2,472	1	0
	09/2021	TWD	40,769		$1,488	19	0
	09/2021		$65	RUB	4,762	0	(1)
	09/2021		183	ZAR	2,520	0	(8)

HUS	07/2021		6,858	GBP	4,955	0	(4)
	08/2021	GBP	4,955		$6,859	3	0
	08/2021		$53	RUB	3,993	1	0
	09/2021		27		1,964	0	0

MYI	07/2021		19		1,458	1	0
	11/2021		493	MXN	9,990	0	(1)

SCX	07/2021	EUR	3,647		$4,462	137	0
	08/2021		3,647		4,328	1	0
	09/2021		$495	IDR	7,131,968	0	(10)
	12/2021		1,456	SGD	1,927	0	(23)

SOG	07/2021		22	RUB	1,692	1	0
	08/2021		29		2,219	1	0

TOR	08/2021	CAD	1,159		$936	1	0

UAG	07/2021		$63	RUB	4,793	3	0
	09/2021		26		1,940	0	0

Total Forward Foreign Currency Contracts						$398	$(71)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	$100.156	08/05/2021	200	$2	$1

Total Purchased Options					$2	$1

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800%	09/15/2021	100	$0	$0

BRC	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	08/18/2021	700	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	08/18/2021	100	0	0

DUB	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	09/15/2021	200	0	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	300	(1)	(1)

FBF	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	09/15/2021	100	0	0

						$(2)	$(1)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	21

Schedule of Investments	PIMCO StocksPLUS® Global Portfolio	(Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	$99.156	08/05/2021	400	$(3)	$(1)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	99.375	07/07/2021	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	99.547	07/07/2021	2,100	(8)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	101.375	07/07/2021	100	0	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	101.547	07/07/2021	800	(2)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 08/01/2051	99.172	08/05/2021	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2051	101.801	08/05/2021	100	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2051	102.102	08/05/2021	1,100	(5)	(1)

					$(20)	$(3)

Total Written Options					$(22)	$(4)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
MYC	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	$	1,504	$(14)	$20	$6	$0

Total Swap Agreements							$(14)	$20	$6	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$1	$0	$0	$1	$(1)	$0	$0	$(1)	$0	$0	$0
BPS	74	0	0	74	0	0	0	0	74	0	74
CBK	1	0	0	1	(23)	0	0	(23)	(22)	0	(22)
DUB	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
GLM	173	0	0	173	(9)	0	0	(9)	164	0	164
HUS	4	0	0	4	(4)	0	0	(4)	0	0	0
JPM	0	1	0	1	0	(1)	0	(1)	0	0	0
MYC	0	0	6	6	0	0	0	0	6	0	6
MYI	1	0	0	1	(1)	0	0	(1)	0	0	0
SAL	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
SCX	138	0	0	138	(33)	0	0	(33)	105	0	105
SOG	2	0	0	2	0	0	0	0	2	0	2
TOR	1	0	0	1	0	0	0	0	1	0	1
UAG	3	0	0	3	0	0	0	0	3	0	3

Total Over the Counter	$398	$1	$6	$405	$(71)	$(4)	$0	$(75)

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

22	PIMCO EQUITY SERIES VIT	See Accompanying Notes

June 30, 2021	(Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$201	$0	$33	$234
Swap Agreements	0	4	0	0	36	40

	$0	$4	$201	$0	$69	$274

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$398	$0	$398
Purchased Options	0	0	0	0	1	1
Swap Agreements	0	6	0	0	0	6

	$0	$6	$0	$398	$1	$405

	$0	$10	$201	$398	$70	$679

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$9	$9
Futures	0	0	984	0	23	1,007
Swap Agreements	0	5	0	0	28	33

	$0	$5	$984	$0	$60	$1,049

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$71	$0	$71
Written Options	0	1	0	0	3	4

	$0	$1	$0	$71	$3	$75

	$0	$6	$984	$71	$63	$1,124

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$13	$13
Futures	0	0	35,955	0	(138)	35,817
Swap Agreements	0	206	0	0	(17)	189

	$0	$206	$35,955	$0	$(142)	$36,019

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$45	$0	$45
Swap Agreements	0	6	0	0	(2)	4

	$0	$6	$0	$45	$(2)	$49

	$0	$212	$35,955	$45	$(144)	$36,068

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	(6,583)	0	(93)	(6,676)
Swap Agreements	0	91	0	0	328	419

	$0	$91	$(6,583)	$0	$236	$(6,256)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$531	$0	$531
Purchased Options	0	0	0	0	(1)	(1)
Written Options	0	1	0	0	17	18
Swap Agreements	0	(5)	0	0	0	(5)

	$0	$(4)	$0	$531	$16	$543

	$0	$87	$(6,583)	$531	$252	$(5,713)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2021	23

Schedule of Investments	PIMCO StocksPLUS® Global Portfolio	(Cont.)	June 30, 2021 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Asset-Backed Securities
Cayman Islands	$0	$12,847	$0	$12,847
Ireland	0	2,530	0	2,530
United States	0	9,213	0	9,213
Corporate Bonds & Notes
China
Utilities	0	949	0	949
Denmark
Banking & Finance	0	405	0	405
France
Banking & Finance	0	219	0	219
Germany
Banking & Finance	0	1,988	0	1,988
Japan
Banking & Finance	0	1,012	0	1,012
Industrials	0	2,633	0	2,633
Jersey, Channel Islands
Industrials	0	701	0	701
Switzerland
Banking & Finance	0	864	0	864
United Kingdom
Banking & Finance	0	3,013	0	3,013
Utilities	0	505	0	505
United States
Banking & Finance	0	1,275	0	1,275
Industrials	0	945	0	945
Utilities	0	601	0	601
Non-Agency Mortgage-Backed Securities
Cayman Islands	0	213	0	213
United Kingdom	0	6,909	0	6,909
United States	0	2,712	0	2,712
Sovereign Issues
Japan	0	2,888	0	2,888
Qatar	0	717	0	717
Saudi Arabia	0	1,286	0	1,286

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
U.S. Government Agencies
United States	$0	$937	$0	$937
U.S. Treasury Obligations
United States	0	6,622	0	6,622
Short-Term Instruments
Short-Term Notes	0	17,900	0	17,900
Israel Treasury Bills	0	1,227	0	1,227
U.S. Treasury Bills	0	94,503	0	94,503
U.S. Treasury Cash Management Bills	0	12,899	0	12,899

	$0	$188,513	$0	$188,513

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$65,866	$0	$0	$65,866

Total Investments	$65,866	$188,513	$0	$254,379

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	203	71	0	274
Over the counter	0	405	0	405

	$203	$476	$0	$679

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(986)	(63)	0	(1,049)
Over the counter	0	(75)	0	(75)

	$(986)	$(138)	$0	$(1,124)

Total Financial Derivative Instruments	$(783)	$338	$0	$(445)

Totals	$65,083	$188,851	$0	$253,934

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

24	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Notes to Financial Statements	June 30, 2021 (Unaudited)

1. ORGANIZATION

PIMCO Equity Series VIT (the “Trust”) is a Delaware statutory trust established under a trust instrument dated March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class and Advisor Class shares of the PIMCO StocksPLUS® Global Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Distributions received from investments such as real estate investment trust securities, may include a return of capital invested. Such distributions reduce the cost basis of the respective securities. Return of capital distributions, if any, in excess of the cost basis of the security are recognized as capital gain.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based

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Notes to Financial Statements	(Cont.)

on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for

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funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur

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Notes to Financial Statements	(Cont.)

after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

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∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

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Notes to Financial Statements	(Cont.)

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close) . Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the

Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2021 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$0	$12,038	$0	$0	$(6)	$12,032	$6	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$62,231	$61,667	$(70,065)	$1	$0	$53,834	$67	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases,

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Notes to Financial Statements	(Cont.)

guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the

Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(b) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of

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the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Portfolio of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended June 30, 2021, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as

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Notes to Financial Statements	(Cont.)

realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better

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reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes

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Notes to Financial Statements	(Cont.)

periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic

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developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Interest Rate Risk  is the risk that fixed income securities and dividend-paying equity securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty, resides with the Portfolio’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual

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Notes to Financial Statements	(Cont.)

fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Futures Contract Risk  is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Portfolio invested in the exchange-traded fund.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Portfolio’s investments or the Investment Manager’s operations and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these

38	PIMCO EQUITY SERIES VIT

June 30, 2021 (Unaudited)

failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, which reflects

SEMIANNUAL REPORT	|	JUNE 30, 2021	39

Notes to Financial Statements	(Cont.)

changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class		Advisor Class
0.30%	0.31%	0.31%	*	0.31%

*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Advisor Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan allows the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and

40	PIMCO EQUITY SERIES VIT

June 30, 2021 (Unaudited)

employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares (“class-specific expenses”). The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through May 1, 2022, to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to

PIMCO (from the Fee Limitation Agreement and Expense Limitation Agreement combined) at June 30, 2021, were as follows (amounts in thousands†):

Expiring Within
12 months	13-24 months	25-36 months	Total

$59	$81	$83	$223

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$0	$30,932	$26,836	$21,648

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	|	JUNE 30, 2021	41

Notes to Financial Statements	(Cont.)	June 30, 2021 (Unaudited)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2021 (Unaudited)		Year Ended 12/31/2020

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	14	$124	22	$179

Advisor Class	47	440	1,603	11,596
Issued as reinvestment of distributions

Institutional Class	424	3,916	498	3,589

Advisor Class	2,339	21,165	2,971	21,012
Cost of shares redeemed

Institutional Class	(188)	(1,800)	(446)	(3,598)

Advisor Class	(2,107)	(19,706)	(6,329)	(48,685)

Net increase (decrease) resulting from Portfolio share transactions	529	$4,139	(1,681)	$(15,907)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2021, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 94% of the Portfolio. The shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2021, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2020, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$253,870	$4,091	$(3,835)	$256

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

42	PIMCO EQUITY SERIES VIT

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	SAL	Citigroup Global Markets, Inc.

BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank, London

BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale Paris

CBK	Citibank N.A.	MYC	Morgan Stanley Capital Services LLC	TOR	The Toronto-Dominion Bank

DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford

FBF	Credit Suisse International

Currency Abbreviations:

CAD	Canadian Dollar	ILS	Israeli Shekel	SGD	Singapore Dollar

EUR	Euro	JPY	Japanese Yen	TWD	Taiwanese Dollar

GBP	British Pound	MXN	Mexican Peso	USD (or $)	United States Dollar

IDR	Indonesian Rupiah	RUB	Russian Ruble	ZAR	South African Rand

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

CDX.EM	Credit Derivatives Index - Emerging Markets	CMBX	Commercial Mortgage-Backed Index	S&P 500	Standard & Poor’s 500 Index

CDX.HY	Credit Derivatives Index - High Yield	CPTFEMU	Eurozone HICP ex-Tobacco Index	SONIO	Sterling Overnight Interbank Average Rate

CDX.IG	Credit Derivatives Index - Investment Grade	EAFE	Europe, Australasia, and Far East Stock Index	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:

ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	OIS	Overnight Index Swap

CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

DAC	Designated Activity Company	MSCI	Morgan Stanley Capital International

SEMIANNUAL REPORT	|	JUNE 30, 2021	43

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Equity Series VIT (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for the PIMCO StocksPLUS® Global Portfolio (the “Portfolio”), which is reasonably designed to assess and manage the Portfolio’s liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

The Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, the Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. The Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, the Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolio has adopted policies and procedures for responding to a shortfall of the Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolio’s investments in illiquid investments by prohibiting the Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if the Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage the Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments. This has remained true for the 12-month period ended June 30, 2021.

44	PIMCO EQUITY SERIES VIT

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series VIT.

pimco.com/pvit

EVIT01SAR_063021

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the semiannual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable for open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Equity Series VIT

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	August 27, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	August 27, 2021

By:	/s/ Bijal Y. Parikh
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date:	August 27, 2021